Exhibit 99.1

Sonus Completes Acquisition of

Network Equipment Technologies

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Combination Brings End-to-End Portfolio of Enterprise Session Border Controllers to Accelerate Deployment and Adoption of SIP Trunking and Unified Communications

For Immediate Release: August 27, 2012

Key Takeaways:

•                  Completion of Network Equipment Technologies (NET) Acquisition Expands Session Border Controllers (SBC) Portfolio, Opens New Channels and Adds Federal Government Installed Base

•                  Sonus Offers Microsoft® Lync™ Certified SBCs for Enterprise Core and Branch Locations As Well As for Service Provider Deployments

•                  Combined Sonus-NET Product Roadmap to be Unveiled September 5th, 2012

WESTFORD, Mass., — Sonus Networks, Inc. (Nasdaq: SONS), a global leader in SIP communications, today announced the successful completion of its acquisition of Network Equipment Technologies, Inc. (NET).  Together with NET, Sonus’ position as an enabler of Cloud-based Unified Communication is greatly enhanced. The acquisition of NET expands the portfolio of Session Border Controller (SBC) solutions for enterprise customers and brings proven engineering resources, broader channel capability and a broad U.S. Federal Government installed base to leverage into SIP-enabled platforms.

The combined portfolio of Sonus and NET offers enterprise customers an end-to-end SBC platform for real-time, SIP-enabled UC applications.  The entire Sonus SBC portfolio has been Microsoft® Lync™ certified so companies can deploy Unified Communications solutions from the core to the edge of their network with confidence.

Integration plans for customer-facing operations and support processes will begin immediately and former NET channel partners will be designated as a Sonus Partner Assure™ Authorized Reseller with the ability to qualify as a Sonus Partner Assure Channel Partner.  Sonus Partner Assure Channel Partner designates have access to the broadest portfolio of Sonus solutions and resources.

Quote:

“The completion of the acquisition of NET represents an important milestone for Sonus as it enables us to serve the enterprise market with a comprehensive portfolio of SBC solutions,” said Ray Dolan, president and CEO of Sonus Networks. “The addition of NET also brings Sonus a very talented workforce across engineering, sales and services who can accelerate our ability to lead the market transition to Cloud-based Unified Communications.”

Other Facts:

•                  On Tuesday, June 19th, 2012 Sonus announced a definitive agreement to acquire NET.

•                  On Wednesday, September 5th, 2012 the combined Sonus-NET product roadmap will be presented via video broadcast.  Visit sonus.net for more details.

•                  Approximately 150 NET employees will join Sonus across three continents.

•                  NET’s next-generation platforms for enterprises, including its flagship Unified Exchange (UX) product line, are complementary to the Sonus SBC 5200 and Sonus SBC 5100.

•                  The Sonus SBC 5200 is designed for high-capacity environments demanded by tier one service providers and Fortune 500 companies and supports 64,000 sessions on a single server (more than twice the capacity of a similar product from the leading SBC competitor). The Sonus SBC 5100 targets the 250 to 10,000 session market; ideal for medium to large enterprises and tier two/three service providers

•                  Sonus is the fastest-growing SBC vendor in the service provider market for 2011 according to research firm Infonetics (“Service Provider VoIP Equipment and Subscribers,” 4Q11 report); growing almost 4x faster than the market average.

Tags/Keywords:

Sonus, SONS, Network Equipment Technologies, NET, NWK, Microsoft Lync, session border controller, SBC, E-SBC, session initiation protocol, SIP, SIP trunking, IPsec, media transcoding, IPv6, IPv4, interworking, Sonus SBC 5100, Sonus SBC 5200, Unified Exchange, UX1000, UX2000, Survivable Branch Appliance, SBA, Unified Communications, UC, Cloud communications, VoIP, CaaS, Session Management, Sonus Partner Assure

About Sonus Networks:

Sonus helps the world’s leading communications service providers and enterprises embrace the next generation of SIP-based solutions including VoIP, video and Unified Communications through secure, reliable and scalable IP networks.  With customers around the globe and 15 years of experience transforming networks to IP, Sonus has enabled service providers and enterprises to capture and retain users and generate significant ROI.  Sonus products include session border controllers, policy/routing servers, subscriber feature servers and media and signaling gateways.  Sonus products are supported by a global services team with experience in design, deployment and maintenance of some of the world’s largest and most complex IP networks.  For more information, visit www.sonus.net or call 1-855-GO-SONUS.

Important Information Regarding Forward-Looking Statements

The information in this release contains “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, which are subject to a number of risks and uncertainties.  All statements other than statements of historical facts contained in this report are forward-looking statements.  Without limiting the foregoing, the words “anticipates”, “believes”, “could”, “estimates”, “expects”, “intends”, “may”, “plans”, “seeks”, “projects” and other similar language, whether in the negative or affirmative, are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Examples of forward-looking statements include, but are not limited to, statements regarding the following: plans, objectives, outlook, goals, strategies, future events or performance, trends, investments, customer growth, operational performance and costs, liquidity and financial positions, competition, estimated expenditures and investments, impacts of laws, rules and regulations, revenues and earnings, performance and other statements that are other than statements of historical facts.  Forward-looking statements are based on our current expectations and assumptions regarding our business, the economy and other future conditions.  Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict.  They are neither statements of historical fact nor guarantees or assurances of future performance.  Our actual results could differ materially from those anticipated in these forward-looking statements as a result of various factors, including, but not limited to, the timing of our recognition of revenues; our ability to recruit and retain key personnel; difficulties supporting our new strategic focus on channel sales; difficulties retaining and expanding our customer base; difficulties leveraging market opportunities; restructuring activities; our ability to realize benefits from acquisitions (including with respect to the acquisition of Network Equipment Technologies, Inc.); litigation; actions taken by significant stockholders; difficulties providing solutions that meet the needs of customers; market acceptance of our products and services; rapid technological and market change; our ability to protect our intellectual property rights; our ability to maintain partner, reseller, distribution and vendor support and supply relationships; higher risks in international operations and markets; the impact of increased competition; currency fluctuations; changes in the market price of our common stock; and/or failure or circumvention of our controls and procedures.  Important factors that could cause actual results to differ materially from those in these forward-looking statements are discussed in Part I, Item 2 “Management’s Discussion and Analysis of Financial Condition and Results of Operations”, Part I, Item 3 “Quantitative and Qualitative Disclosures About Market Risk” and Part II, Item 1A “Risk Factors” in the Company’s most recent Quarterly Report on Form 10-Q.   We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law.  We therefore caution you against relying on any of these forward-looking statements, which speak only as of the date made. Sonus is a registered trademark of Sonus Networks, Inc. All other company and product names may be trademarks of the respective companies with which they are associated.

For More Information:

For Sonus:

Wendy Tullo, Corporate Communications

+1 972-301-4978

wtullo@sonusnet.com

Patti Leahy, Investor Relations

+1 978-614-8440

pleahy@sonusnet.com